                                                                      Exhibit 24
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                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors of H.B. FULLER COMPANY, a Minnesota corporation, which proposes to file with the Securities and Exchange Commission, Washington D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K Annual Report for the Company's fiscal year ended November 30, 1994, hereby constitute and appoint ANTHONY L. ANDERSEN, JORGE WALTER BOLANOS AND RICHARD C. BAKER his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the other, for him/her and in his/her name, place and stead to sign such annual report with power, where appropriate, to affix the corporate seal of said Company thereto, and to attest said seal, and to file such annual report so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission and with the appropriate office of any state, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 4th day of December, 1994.

/s/ Anthony L. Andersen                     /s/ Reatha Clark King
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ANTHONY L. ANDERSEN                         REATHA CLARK KING
Chairman of the Board and                   Director
Chief Executive Officer and Director


/s/ Norbert R. Berg                         /s/ Walter Kissling
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NORBERT R. BERG                             WALTER KISSLING
Director                                    President and Chief Operating
                                            Officer and Director


/s/ Edward L. Bronstien, Jr.                /s/ John J. Mauriel, Jr.
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EDWARD L. BRONSTIEN, JR.                    JOHN J. MAURIEL, JR.
Director                                    Director

                                            /s/ Rolf Schubert
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ROBERT J. CARLSON                           ROLF SCHUBERT
Director                                    Vice President of Corporate Research
                                            and Development and Director


/s/ Freeman A. Ford                         /s/ Lorne C. Webster
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FREEMAN A. FORD                             LORNE C. WEBSTER
Director                                    Director

/s/ Gail D. Fosler
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GAIL D. FOSLER
Director